AMENDMENT NO. 1 TO NOTE AGREEMENT

         This Amendment No. 1 to Note Agreement (Amendment), dated July 12, 1996, is by and among PLM International, Inc., a Delaware corporation (Company), PLM Financial Services, Inc. (FSI), PLM Investment Management, Inc. (IMI) and SunAmerica Life Insurance company and its affiliates (Purchasers).

         The Company, FSI, IMI and the Purchasers have entered into the Note Agreement dated as of June 28, 1996 (Note Agreement), and the Company, FSI, IMI and the Purchasers have entered into the Note Purchase Agreement among the Company, FSI, IMI and the Purchasers dated June 28, 1996, relating to the issuance and sale of up to $27,000,000 Floating Rate Senior Secured Notes. The Company, FSI, IMI and the Purchasers now wish to enter into this Agreement to amend certain provisions of the Note Agreement, as more fully set forth herein.

         The Company, FSI, IMI and the Purchasers agree as follows:

         1. The capitalized terms used but not defined herein shall have the meanings given such terms in the Note Agreement.

         2. Section 6.9 of the Note Agreement is hereby amended to read in its entirety as follows:

                  6.9 Minimum Consolidated Total Net Worth. The company and its Subsidiaries shall maintain a Consolidated Total Net Worth (i) through March 31, 1997, of not less than $40,000,000 and (ii) from April 1, 1997, of not less than $45,000,000 plus the sum of 50% of Consolidated Net Income for all periods commencing on and after July 1, 1996.

         3. This Amendment shall become effective when it is executed by the Company, FSI, IMI and the Required Noteholders.

         4. Except as amended by this Amendment, the Note Agreement remains in full force and effect as originally written.

         5. This Amendment may be executed and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one document.

Amendment No. 1 to Note Agreement, dated June 28, 1996
Page 2


         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officer to execute and deliver the Amendment as of the date first written above

PLM INTERNATIONAL, INC.

By: /s/ Stephen Peary
    -------------------------
    Authorized Agent

PLM FINANCIAL SERVICES, INC.

By: /s/ Stephen Peary
    -------------------------
    Authorized Agent

PLM INVESTMENT MANAGEMENT, INC.

By: /s/ Stephen Peary
    -------------------------
    Authorized Agent

SUNAMERICA LIFE INSURANCE COMPANY

By: /s/ Sam Tillinghast
    -------------------------
    Authorized Agent